UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  January 11, 2005

Collectors Universe, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27887	33-0846191

(Commission File No.)	(I.R.S. Employer Identification Number)

1921 E. Alton Avenue, Santa Ana, California 92705

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

ITEM 7.01.          REGUALTION FD DISCLOSURE

            (c)            Exhibits.

Exhibit No.	Description

99.1	Press release of Collectors Universe, Inc. issued January 11, 2005, announcing units graded and authenticated for the fiscal quarter ended December 31, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

By:	/s/ MICHAEL J. LEWIS

Michael J. Lewis, Chief Financial Officer

Dated:  January 11, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Collectors Universe, Inc. issued January 11, 2005, announcing units graded and authenticated for the fiscal quarter ended December 31, 2004